EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Business.vn, Inc (the "Company") on the annual report Form 10-K/A for the year ended April 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report") the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 4, 2016	By:	/s/ ROBERT STEVENS
Court Appointed Receiver in #A14-709484-P
Acting under its Statutory Authority